UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2009

SANGUI BIOTECH INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-21271	84-1330732
(Commission File Number)	(IRS Employer Identification No.)

Alfred-Herrhausen-Str. 44, 58455 Witten, Germany

(Address of Principal Executive Offices) (Zip Code)

011-49-2302-915-204

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 5, 2009, Sangui Biotech International, Inc. (the “Company”) filed a Form 8-K reporting that on May 26, 2009 the Company was notified by its certifying accountant Moore & Associates, Chartered (“Moore & Associates”) that they were resigning as the Company’s independent registered accounting firm as they were discontinuing audit and review services for issuers with foreign operations and that it was Moore & Associates’ intention to remain the Company’s certifying accountant until such time as the Company had engaged a new independent registered accounting firm.

On August 3, 2009, the Board of Directors of the Company approved the engagement of the accounting firm of Mantyla McReynolds, LLC (“Mantyla McReynolds”) as its independent registered public accounting firm effective immediately.

On August 31, 2009, the Company was advised by the Securities and Exchange Commission (“SEC”) that the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore & Associates on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation. At the request of the SEC, the Registrant is filing this Amendment No. 1 on Form 8-K/A to include the above-provided information with respect to Moore & Associates' revoked registration.

As previously reported the audit reports of Moore & Associates on the Company’s financial statements for the fiscal years ended June 30, 2007 and 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the fiscal years ended June 30, 2007 and 2008 and the subsequent interim period prior to such dismissal, there were (1) no disagreements with Moore & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, would have caused them to make reference thereto in their reports on the financial statements for such periods to the subject matter of the disagreement, and (2) no reportable events.

Additionally, during the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Mantyla McReynolds regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

The Company has been made aware that Moore & Associates has declined to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, therefore no exhibit 16.1 to this Report on Form 8-K will be attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sangui Biotech International, Inc.

Date: September 11, 2009

/s/ Thomas Striepe

By: Thomas Striepe

Its: President